Summary Prospectus and
Prospectus Supplement

March 19, 2026

Morgan Stanley ETF Trust

Supplement dated March 19, 2026 to the Morgan Stanley ETF Trust Summary Prospectus and Prospectus dated January 28, 2026

Eaton Vance High Yield ETF (the "Fund")

Effective December 31, 2026 (the "Effective Date"), Stephen C. Concannon, CFA intends to retire and will no longer serve as a portfolio manager of the Fund. Accordingly, on the Effective Date, all references to Mr. Concannon will be removed from the Fund's Summary Prospectus and Prospectus.

Justin H. Bourgette, CFA, Bo Hunt, Jeffrey Mueller and Brandon Matsui, CFA will continue to serve as portfolio managers of the Fund.

Please retain this supplement for future reference.

  MSETFEVHYSUMPROPSPT 3/26